SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     12/08/97


                          The Metal Arts Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    New York
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                 (State of Other Jurisdiction of Incorporation)


          0-9998                                         06-0945588
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 (Commission file Number)                    I.R.S. Employer Identification No.


1 American Center, Geneva , New York                              14456-1188
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(Address of Principal Executive Office)                           (Zip Code)



                                 (315) 789-2200
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              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

         On December 8, 1997 Metal Arts company (the "Company") was notified by the United States Patent and Trademark Office that a Notice of Allowance had been granted the Company covering its Microsmooth (TM) formula, an activation bath for electroless nickel plating, and an Allowance for the process of using Microsmooth (TM) in plating.

         The Patent will be in force until June 23, 2017.




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                              S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE METAL ARTS COMPANY, INC.
                                            (Registrant)

                                            By: /s/ Stanley J. Dahle
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                                               (signature)

Date: January 5, 1998                            Name:   Stanley J. Dahle
                                                 Title:  President